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Exhibit 99.4

NOTE GUARANTY INSURANCE POLICY

OBLIGATIONS:	$826,193,000	POLICY NUMBER: 42619
Household Mortgage Loan Trust 2003-HC2 Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC2, Class A-1 Notes

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Class A-1 Insured Payment will be received from the Insurer by JPMORGAN CHASE BANK or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Class A-1 Insured Payment. The Insurer's obligations hereunder with respect to a particular Class A-1 Insured Payment shall be discharged to the extent funds equal to the applicable Class A-1 Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Class A-1 Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Class A-1 Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy will not cover any Supplemental Interest Amount.

        The Insurer will pay any Class A-1 Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice.

        Class A-1 Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Class A-1 Insured Payment less, in respect of Class A-1 Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Class A-1 Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Indenture, dated as of October 15, 2003, among Household Mortgage Loan Trust 2003-HC2, as Issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in the State of New York or Illinois or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Class A-1 Insured Payment" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount.

        "Deficiency Amount" means the sum of (i) with respect to any Payment Date, the amount by which the Current Interest for the Class A-1 Notes plus the Interest Carryforward Amount with respect to the Class A-1 Notes for such Payment Date exceeds the amount on deposit in the Collection Account available for interest distributions to the Noteholders of the Class A-1 Notes on such Payment Date and any amounts on deposit in the Reserve Account available for interest payments to holders of Class A-1 Notes and (ii)(a) with respect to any Payment Date that is not the Final Payment Date, the Overcollateralization Deficit Amount or (b) with respect to the Final Payment Date, the Note Principal Amount of the Class A-1 Notes to the extent otherwise not paid on such date.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Class A-1 Insured Payment which shall be due and owing on the applicable Payment Date.

        "Overcollateralization Deficit Amount" means with respect to any Payment Date, the excess, if any, of (i) the Class A-1 Note Principal Amount on such Payment Date (after taking into account the payment to the Class A-1 Notes of all principal from sources other than the Policy on such Payment Date) over (ii) the aggregate Principal Balance of the group 1 mortgage loans as of the close of business on the last day of the related Collection Period.

        "Owner" means each Holder (as defined in the Agreement) (other than the Indenture Trustee, the Depositor or the Master Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner in respect of the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        No defenses, set-offs and counterclaims of any kind available to the Insurer so as to deny payment of any amount due in respect of this Policy will be valid and the Insurer hereby waives and agrees not to assert any and all such defenses (including fraud in inducement or fact or any other circumstances that would have the effect of discharging a surety at law or in equity), set-offs and counterclaims so as to deny payment of any amount due in respect of this Policy, including without limitation, any such rights acquired by subrogation, assignment or otherwise.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

        The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 15th day of October, 2003.

MBIA INSURANCE CORPORATION
By	/s/ GARY C. DUNTON President
Attest:
/s/ ADAM M. CARTA Assistant Secretary

EXHIBIT A
TO NOTE GUARANTY INSURANCE POLICY
NUMBER: 42619

NOTICE UNDER NOTE GUARANTY
INSURANCE POLICY NUMBER: 42619

U.S. Bank Trust National Association, as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY 10006
Attention: Municipal Registrar and
    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

        The undersigned, a duly authorized officer of [NAME OF INDENTURE TRUSTEE], as indenture trustee (the "Indenture Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number: 42619 (the "Policy") issued by the Insurer in respect of the $826,193,000 Household Mortgage Loan Trust 2003-HC2 Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC2, Class A-1 Notes (the "Obligations"), that:

  (a)
  the Indenture Trustee is the indenture trustee under the Indenture, dated as of October 15, 2003, among Household Mortgage Loan Trust 2003-HC2, as Issuer, and the Indenture Trustee, as trustee for the Owners;

  (b)
  the amount due under clause (i) of the definition of Deficiency Amount for the Payment Date occurring on            (the "Applicable Payment Date") is $                  ;

  (c)
  the amount due under clause (ii) of the definition of Deficiency Amount for the Applicable Payment Date is $                  ;

  (d)
  the sum of the amounts listed in paragraphs (b) and (c) above is $                              (the "Deficiency Amount");

  (e)
  the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $                              (the "Preference Amount");

  (f)
  the total Class A-1 Insured Payment due is $                              , which amount equals the sum of the Deficiency Amount and the Preference Amount;

  (g)
  the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Class A-1 Insured Payment set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Class A-1 Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

  (h)
  the Indenture Trustee directs that payment of the Class A-1 Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

        Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals, For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the    day of            ,         .

[NAME OF INDENTURE TRUSTEE], not in its individual capacity but solely as Indenture Trustee
By
Title

A-2

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NOTE GUARANTY INSURANCE POLICY
EXHIBIT A TO NOTE GUARANTY INSURANCE POLICY NUMBER: 42619 NOTICE UNDER NOTE GUARANTY INSURANCE POLICY NUMBER: 42619